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                                                                   Exhibit 10.12

                      FIRST MODIFICATION TO LEASE AGREEMENT


         THIS FIRST MODIFICATION TO LEASE AGREEMENT (the "Modification Agreement") is made and entered as of the of the 1st day of June, 2000 by and between 3 PLUS LIMITED PARTNERSHIP, a Georgia limited partnership (hereinafter referred to as "Landlord") and HOMEGROCER.COM, INC., a Washington corporation (hereinafter referred to as "Tenant")


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated March 31, 2000 (the "Lease Agreement"), for Landlord to develop and lease to Tenant that certain premises comprised of approximately 102,297 of office/warehouse space located at 1851 West Oak Parkway, Marietta, Georgia 30062 (the "Premises");

     WHEREAS, the parties hereto desire to modify and amend the Lease Agreement in certain respects;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. The first sentence of Section 23A of the Additional Provisions to the Lease Agreement is deleted in its entirety and the following is substituted in lieu thereof:

     "Provided that this Lease Agreement is executed on or before March 31, 2000, Landlord estimates that the Premises shall be substantially completed by April 30, 2001 ("Projected Delivery Date")."

     2. The first sentence of Section 23C of the Additional Provisions to the Lease Agreement is deleted in its entirety and the following is substituted in lieu thereof:

     "Provided that this Lease Agreement is executed on or before March 31, 2000, if Landlord is unable to substantially complete the Premises by August 31, 2001 ("Termination Notice Date"), then and only then, Tenant will have the right to terminate this Lease by delivering written notice to Landlord, not more than thirty (30) days after the Termination Notice Date of its intent to terminate the Lease if Landlord is unable to substantially complete the Premises within thirty (30) days of Landlord's receipt of Tenant's notice.

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     3.   The Allowance of $452,500.00 setforth in Paragraph 3 of the
Improvement Agreement attached as EXHIBIT "B-2" of the Lease Agreement is hereby reduced to $376,500.00 to compensated Landlord for the delay in the Projected Delivery Date as provided herein above.

     4. Except as expressly modified by this Modification Agreement, all provisions, terms and conditions of the Lease Agreement, as amended, shall remain in full force.

     5. In the event a provision of this Modification Agreement conflicts with a provision of the Lease Agreement, the Modification Agreement shall supercede and control.

     6. All terms and phrases used herein shall have the same meaning as assigned to them in the Lease Agreement.

     7. The parties intend and agree that this Modification Agreement shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

     8. This Modification Agreement may be executed in counterpart, each of which shall be deemed an original, but all of which, together, shall constitute one Modification Agreement.


     IN WITNESS WHEREOF, Landlord and Tenant have caused this Modification Agreement to be executed and sealed by their duly authorized representatives, all as of the day and year first above written.

                                        LANDLORD:

                                        3 PLUS LIMITED PARTNERSHIP
                                        By The Phoenix Foundation, LLC, its
                                        general partner

     Date:  June 5, 2000                By:  /s/ J. ROBERT MOBLEY
                                        J. Robert Mobley, Member

                                        Witness:

                                        JAMES M. MOBLEY



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                                        TENANT:

                                        HOMEGROCER.COM, INC.


     Date:  June 2, 2000                By:  /s/ KRISTIN H. STRED
                                              Name:  Kristin H. Stred
                                              Its:  Senior Vice President and
                                              Corporate Secretary


                                        Witness:

                                        /s/ Susan Aznoff

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